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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                   FORM 8-K/A
                                 Amendment No. 3
                                  _____________

                                 CURRENT REPORT


                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005






                                 MM2 GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         New Jersey                333-862580                 13-2614100
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


               750 Route 34, Matawan, New Jersey                   07747
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           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (732) 441-7700




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The former name of the registrant was Wien Group, Inc. The former address of the registrant was 525 Washington Blvd., Jersey City, New Jersey, 07310.





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On October 20, 2005, the Registrant terminated the services of its independent account, Hays & Company LLP. For the two most recent fiscal years and any subsequent interim period preceding the dismissal: (i) the independent account's report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles and
(ii) there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The decision to change accountants was authorized by the Registrant's Board of Directors.

(b) On October 20, 2005, the Registrant engaged the independent accounting firm of Bagell, Josephs & Company, L.C.C. as principal accountant to audit the Registrant's financial statements for the fiscal year ended December 31, 2005.




SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    EXHIBITS

       16.1     Letter from Hays & Company LLP.






                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MM2 Group, Inc.
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                                        (Registrant)

Date:  November 17, 2005

                                        By: /s/ Mark Meller
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                                            Mark Meller
                                            President, Chief Executive Officer
                                            And Chief Financial Officer



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                                INDEX OF EXHIBITS




       16.1              Letter from Hays & Company LLP.


















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